Exhibit 99.1

SB Financial Group Announces Second Quarter 2020 Results

DEFIANCE, OH, July 27, 2020 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the second quarter and six months ended June 30, 2020.

Second quarter 2020 highlights over prior-year second quarter include:

●	Net income of $3.7 million; diluted earnings per share (“EPS”) of $0.47
●	Adjusted net income, excluding the impact of the Originated Mortgage Servicing Rights (“OMSR”) impairment of $1.1 million and Edon merger costs of $1.2 million with a combined after-tax impact of $1.8 million, was $5.5 million, with EPS of $0.71
●	Mortgage origination volume of $223.7 million, an increase of $125.2 million, or 127.2 percent

Six months ended June 30, 2020, highlights over prior-year six months include:

●	Net income of $4.3 million; adjusted for OMSR and merger costs of $3.6 million after-tax net income rises to $7.9 million, which was up $2.0 million, or 33.0 percent
●	Diluted EPS of $0.56; adjusted EPS of $1.03
●	Return on Average Assets (“ROA”) of 0.78 percent; adjusted ROA of 1.42 percent

Second quarter 2020 trailing twelve-month highlights include:

●	Loan growth of $87.0 million, or 10.7 percent, which includes Paycheck Protection Program (“PPP”) loan balances of $82.9 million and loans acquired in the Edon acquisition of $16.3 million.
●	Deposit growth of $151.2 million, or 18.0 percent, driven by PPP balances and the Edon acquisition
●	Mortgage origination volume of $620.5 million; servicing portfolio of $1.26 billion, which is up $0.15 billion, or 13.4 percent

Highlights	Three Months Ended			Six Months Ended
($ in thousands, except per share & ratios)	Jun. 2020	Jun. 2019	% Change	Jun. 2020	Jun. 2019	% Change
Operating revenue	$17,487	$12,523	39.6%	$28,196	$23,863	18.2%
Interest income	10,595	11,151	-5.0%	21,239	21,649	-1.9%
Interest expense	1,723	2,319	-25.7%	3,819	4,477	-14.7%
Net interest income	8,872	8,832	0.5%	17,420	17,172	1.4%
Provision for loan losses	1,300	200	550.0%	1,900	200	850.0%
Noninterest income	8,615	3,691	133.4%	10,776	6,691	61.1%
Noninterest expense	11,662	9,108	28.0%	21,068	17,734	18.8%
Net income	3,655	2,627	39.1%	4,336	4,853	-10.7%
Earnings per diluted share	0.47	0.33	42.4%	0.56	0.61	-8.2%
Return on average assets	1.25%	1.03%	21.4%	0.78%	0.96%	-18.8%
Return on average equity	10.31%	7.92%	30.2%	6.22%	7.36%	-15.5%

Non-GAAP Measures
Adjusted net income	$5,495	$3,172	73.2%	$7,923	$5,958	33.0%
Adjusted diluted EPS	0.71	0.40	77.5%	1.03	0.75	37.3%
Adjusted return on average assets	1.88%	1.09%	72.5%	1.42%	1.18%	20.3%
Adjusted pre-tax, pre-provision income	8,154	4,105	98.6%	11,668	7,527	55.0%

“SB Financial’s second quarter results reflect the efforts of our staff working at full capacity to best serve our residential mortgage and small business clients and to integrate the Edon acquisition. Despite an OMSR impairment of $1.1 million and merger costs of $1.2 million, our GAAP diluted EPS were up 42 percent from the prior year. Adjusting for those events, EPS of $0.71 were up 78 percent from $0.40 in the prior year, reflecting the success of our balance sheet growth and revenue diversity strategies” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Our offices are back open and we remain committed to serving all of our clients in a safe and productive manner as we monitor the COVID-19 situation.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 39.6 percent from the second quarter of 2019, and up 63.3 percent to the linked quarter.

●	Net interest income was flat from the year-ago quarter, and up 3.8 percent from the linked quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was down from both year-ago and linked quarters by 56 and 16 basis points, respectively as cash balances were higher and the PPP loans held down loan yields.

●	Noninterest income was up 133 and 299 percent from the year ago and linked quarters, respectively.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2020 were $223.7 million, up $125.2 million, or 127.2 percent, from the year-ago quarter. Total sales of originated loans were $204.6 million, up $133.6 million, or 188.2 percent, from the year-ago quarter. Refinance activity accelerated in the quarter, with total internal refinance volume of $88.4 million or 39 percent, compared to 19 percent for all of 2019. For the first six months, SB Financial had total volume of $325.0 million, of which $113.1 million (35 percent) was internal refinance, $100.7 million was external refinance (31 percent), and the remaining $111.2 million was new purchase/construction lending.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $6.2 million for the second quarter of 2020, compared to $1.2 million for the year-ago quarter. The mortgage servicing valuation adjustment for the second quarter of 2020 was a negative $1.1 million, compared to a negative adjustment of $0.7 million for the second quarter of 2019. For the first six months, the impairment on servicing rights was $3.3 million compared to $1.4 million for the prior year six months. The aggregate servicing valuation impairment ended the quarter at $4.6 million. The servicing portfolio at June 30, 2020, was $1.26 billion, up $0.15 billion, or 13.4 percent, from $1.11 billion at June 30, 2019. Normal amortization is up 242 percent from the prior year due to higher refinance activity.

Mr. Klein noted, “Mortgage volume accelerated again in the quarter as we originated over $223 million in volume. Given the volatility in the mortgage markets early in the quarter, our disciplined approach was critical in achieving the record number of originations and sales in the quarter. We remain very bullish on the mortgage business and our pipelines in all markets are near capacity.”

Mortgage Banking
($ in thousands)	Jun. 2020	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019
Mortgage originations	$223,671	$101,365	$137,528	$157,947	$98,447
Mortgage sales	204,628	84,476	127,441	125,386	70,993
Mortgage servicing portfolio	1,261,746	1,216,292	1,199,107	1,153,020	1,112,857
Mortgage servicing rights	8,168	8,974	11,017	10,447	10,264

Mortgage servicing revenue
Loan servicing fees	782	757	740	709	691
OMSR amortization	(1,574)	(597)	(709)	(701)	(460)
Net administrative fees	(792)	160	31	8	231
OMSR valuation adjustment	(1,088)	(2,212)	303	-	(690)
Net loan servicing fees	(1,880)	(2,052)	334	8	(459)
Gain on sale of mortgages	8,119	1,949	3,048	2,495	1,678
Mortgage banking revenue, net	$6,239	$(103)	$3,382	$2,503	$1,219

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales and the sale of Small Business Administration (SBA) and U.S. Department of Agriculture (USDA) loans. SBA and USDA activity outside of the PPP program for the quarter consisted of total origination volume of $0.1 million, with sales volume of $0.4 million resulting in gains of $0.07 million. Wealth management assets under the Company’s care rebounded to $495.0 million as of June 30, 2020. For the second quarter of 2020, noninterest income as a percentage of total operating revenue was 49.3 percent. Reflective of the robust mortgage market, SB Financial’s Title Agency provided revenue in the quarter of $0.6 million, up 98 percent from the prior year.

For the second quarter of 2020, noninterest expense of $11.7 million was up $2.6 million compared to the prior year or 28.0 percent. Excluding the $1.2 million of legal, technology and processing costs incurred for the Edon merger, year-over-year growth was 15.4 percent, which is driven by higher mortgage commission and higher expenses in the Title Agency.

Mr. Klein stated, “We actively participated in the SBA’s PPP program and helped over 670 small business clients with $83 million in loans on our way to help preserve over 9,000 jobs. Our efforts rested exclusively with the small business owner as our average loan size was $124 thousand and our median loan size was $42 thousand; just 15 clients borrowed in excess of $1.0 million. Interest and fees from these loans increased revenue in the quarter by $450,000; the remaining deferred fees associated with the PPP initiative now stands at $2.7 million. We were especially pleased with the nearly 200 new relationships we were able to garner by our participation in the program. In the aggregate, net non-interest expense was the lowest ever at -1.0 percent and led to a positive adjusted operating leverage for the first half of 2020.”

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Jun. 2020	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019
Noninterest Income (NII)	$8,615	$2,161	$5,959	$5,366	$3,691
NII / Total Revenue	49.3%	20.2%	40.9%	37.2%	29.5%
NII / Average Assets	3.0%	0.8%	2.3%	2.1%	1.5%

Noninterest Expense (NIE)	$11,662	$9,406	$10,176	$9,500	$9,108
Efficiency Ratio	66.7%	87.8%	69.9%	65.9%	72.7%
NIE / Average Assets	4.0%	3.5%	3.9%	3.6%	3.6%
Net Noninterest Expense/Avg. Assets	-1.0%	-2.7%	-1.6%	-1.6%	-2.1%

Balance Sheet

Total assets as of June 30, 2020, were $1.2 billion, up $173.8 million, or 16.9 percent, from the year ago quarter due to the impact of the Edon acquisition ($68.1 million) and the PPP activity. Total equity as of June 30, 2020, was $137.9 million, up 2.9 percent from a year ago, and comprised 11.5 percent of total assets.

Total loans held for investment were $901.5 million at June 30, 2020, up $87.0 million, or 10.7 percent, from June 30, 2019. Commercial loans were up $78.3 million, or 54.5 percent, commercial real estate up $15.0 million or 4.1 percent and agricultural loans increasing $4.5 million or 8.3 percent. The Edon acquisition added $16.3 million in loan balances. Absent the effects of the Edon acquisition and PPP loans, loan balances were down $12.0 million from the year ago quarter.

The investment portfolio of $109.1 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 9.1 percent of assets at June 30, 2020, and was up 21.4 percent from the year-ago period. Deposit balances of $990.6 million at June 30, 2020, increased by $151.2 million, or 18.0 percent, since June 30, 2019. Growth from the prior year included $112.2 million in checking and $39.0 million in savings and time deposit balances. The Edon acquisition added $52.3 million in deposit balances and retention of PPP funding in the Bank increased checking deposits significantly.

Mr. Klein continued, “A large percentage of our PPP clients have retained their loan balances in their operating accounts and the successful integration of the Edon acquisition added to our deposit balances in the quarter. Like all banks we have seen some weakness in certain industries and our nonperforming assets to total assets increased to 64 basis points at quarter end, up 21 basis points from the prior year. We did set aside much higher reserves in the quarter, totaling $1.3 million.”

Loan Balances						Annual
($ in thousands, except ratios)	Jun. 2020	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Growth
Commercial	$222,108	$151,538	$151,018	$145,147	$143,798	$78,310
% of Total	24.6%	18.2%	18.3%	17.6%	17.7%	54.5%
Commercial RE	375,450	378,212	369,962	362,580	360,491	14,959
% of Total	41.6%	45.5%	44.8%	44.0%	44.2%	4.1%
Agriculture	58,817	47,660	50,994	51,946	54,317	4,500
% of Total	6.5%	5.7%	6.2%	6.3%	6.7%	8.3%
Residential RE	184,684	189,738	189,290	199,036	191,642	-6,958
% of Total	20.6%	22.9%	22.9%	24.2%	23.5%	-3.6%
Consumer & Other	60,489	63,616	64,246	64,658	64,261	-3,772
% of Total	6.7%	7.7%	7.8%	7.9%	7.9%	-5.9%
Total Loans	$901,548	$830,764	$825,510	$823,367	$814,509	$87,039
Total Growth Percentage						10.7%

Deposit Balances						Annual
($ in thousands, except ratios)	Jun. 2020	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Growth
Non-Int DDA	$229,042	$170,920	$158,357	$152,932	$141,216	$87,826
% of Total	23.1%	19.8%	18.8%	18.0%	16.8%	62.2%
Interest DDA	154,143	133,722	131,084	131,655	129,710	24,433
% of Total	15.6%	15.5%	15.6%	15.5%	15.5%	18.8%
Savings	161,182	138,863	119,359	121,991	118,931	42,251
% of Total	16.2%	16.0%	14.1%	14.3%	14.1%	35.5%
Money Market	189,380	169,209	173,666	173,237	175,455	13,925
% of Total	19.1%	19.6%	20.7%	20.4%	20.9%	7.9%
Time Deposits	256,840	251,177	257,753	268,139	274,062	(17,222)
% of Total	25.9%	29.1%	30.8%	31.8%	32.7%	-6.3%
Total Deposits	$990,587	$863,891	$840,219	$847,954	$839,374	$151,213
Total Growth Percentage						18.0%

Asset Quality

SB Financial reported nonperforming assets of $7.7 million as of June 30, 2020, up $3.3 million from the year-ago quarter. The Company took $0.2 million in charge-offs in the quarter and expects further pressure on the portfolio due to the COVID-19 impact. The coverage of problem loans by the loan loss allowance was at 136 percent at June 30, 2020, down from 212 percent at June 30, 2019. The Company continued to provide payment relief to clients as needed, with total forbearance as of June 30, 2020 of 510 loans at $195.1 million. The detail on these deferrals; 200 commercial at $142.7 million, 62 portfolio residential and consumer at $10.6 million and 248 sold residential real estate at $41.8 million.

Nonperforming Assets ($ in thousands, except ratios)	Jun. 2020	Mar. 2020	Dec. 2019	Sep. 2019	Jun. 2019	Annual Change
Commercial & Agriculture	$1,204	$1,309	$1,772	$834	$674	$530
% of Total Com./Ag. loans	0.43%	0.66%	0.88%	0.42%	0.34%	78.6%
Commercial RE	2,484	1,816	1,826	262	208	2,276
% of Total CRE loans	0.66%	0.48%	0.49%	0.07%	0.06%	1094.2%
Residential RE	2,538	2,330	1,635	1,763	1,768	770
% of Total Res. RE loans	1.37%	1.23%	0.86%	0.89%	0.92%	43.6%
Consumer & Other	308	327	267	416	456	(148)
% of Total Con./Oth. loans	0.51%	0.51%	0.42%	0.64%	0.71%	-32.5%
Total Nonaccruing Loans	6,534	5,782	5,500	3,275	3,106	3,428
% of Total loans	0.72%	0.70%	0.67%	0.40%	0.38%	110.4%
Accruing Restructured Loans	804	816	874	825	814	(10)
Total Change (%)						-1.2%
Total Nonaccruing & Restructured Loans	7,338	6,598	6,374	4,100	3,920	3,418
% of Total loans	0.81%	0.79%	0.77%	0.50%	0.48%	87.2%
Foreclosed Assets	382	85	305	489	530	(148)
Total Change (%)						-27.9%
Total Nonperforming Assets	$7,720	$6,683	$6,679	$4,589	$4,450	$3,270
% of Total assets	0.64%	0.61%	0.64%	0.44%	0.43%	73.5%

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 28, 2020, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 21 offices; 20 in nine Ohio counties and one in Fort Wayne, Indiana, and 23 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

In May 2020, SB Financial was ranked #125 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in thousands)	2020	2020	2019	2019	2019

ASSETS
Cash and due from banks	$96,203	$56,393	$27,064	$49,824	$42,786
Available-for-sale securities	104,289	107,727	100,948	77,029	85,261
Loans held for sale	13,742	11,328	7,258	13,655	9,579
Loans, net of unearned income	901,548	830,764	825,510	823,367	814,509
Allowance for loan losses	(10,013)	(8,958)	(8,755)	(8,492)	(8,306)
Premises and equipment, net	23,662	23,599	23,385	23,898	23,150
Federal Reserve and FHLB Stock, at cost	4,837	4,648	4,648	4,648	4,648
Foreclosed assets held for sale, net	382	85	305	489	530
Interest receivable	4,272	2,940	3,106	3,176	3,209
Goodwill and other intangibles	22,813	17,830	17,832	17,834	17,836
Cash value of life insurance	17,375	17,299	17,221	17,137	17,051
Mortgage servicing rights	8,168	8,974	11,017	10,447	10,264
Other assets	15,658	15,684	9,038	9,749	8,606
Total assets	$1,202,936	$1,088,313	$1,038,577	$1,042,761	$1,029,123

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$229,042	$170,920	$158,357	$152,932	$141,216
Interest bearing demand	154,143	133,722	131,084	131,655	129,710
Savings	161,182	138,863	119,359	121,991	118,931
Money market	189,380	169,209	173,666	173,237	175,455
Time deposits	256,840	251,177	257,753	268,139	274,062
Total deposits	990,587	863,891	840,219	847,954	839,374

Short-term borrowings	23,826	36,881	12,945	14,659	13,968
Federal Home Loan Bank advances	13,000	16,000	16,000	16,000	16,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	929	1,131	1,191	1,391	1,188
Other liabilities	26,403	24,195	21,818	18,201	14,346
Total liabilities	1,065,055	952,408	902,483	908,515	895,186

Shareholders’ Equity
Preferred stock	-	-	-	13,241	13,978
Common stock	54,463	54,463	54,463	41,223	40,486
Additional paid-in capital	14,780	14,655	15,023	15,219	15,259
Retained earnings	75,526	72,641	72,704	70,184	67,236
Accumulated other comprehensive income (loss)	2,320	2,049	659	900	801
Treasury stock	(9,208)	(7,903)	(6,755)	(6,521)	(3,823)
Total shareholders’ equity	137,881	135,905	136,094	134,246	133,937

Total liabilities and shareholders’ equity	$1,202,936	$1,088,313	$1,038,577	$1,042,761	$1,029,123

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
($ in thousands, except per share & ratios)	2020	2020	2019	2019	2019	2020	2019
Interest income
Loans
Taxable	$9,945	$9,795	$10,313	$10,607	$10,182	$19,740	$19,609
Tax exempt	59	79	83	82	73	138	135
Securities
Taxable	510	692	737	776	802	1,202	1,713
Tax exempt	81	78	72	81	94	159	192
Total interest income	10,595	10,644	11,205	11,546	11,151	21,239	21,649

Interest expense
Deposits	1,549	1,880	2,392	2,258	2,092	3,429	4,010
Repurchase agreements & other	20	28	17	22	17	48	43
Federal Home Loan Bank advances	92	100	101	101	100	192	200
Trust preferred securities	62	88	99	107	110	150	224
Total interest expense	1,723	2,096	2,609	2,488	2,319	3,819	4,477

Net interest income	8,872	8,548	8,596	9,058	8,832	17,420	17,172

Provision for loan losses	1,300	600	300	300	200	1,900	200

Net interest income after provision for loan losses	7,572	7,948	8,296	8,758	8,632	15,520	16,972

Noninterest income
Wealth management fees	775	768	801	775	783	1,543	1,517
Customer service fees	667	682	712	729	689	1,349	1,320
Gain on sale of mtg. loans & OMSR	8,119	1,949	3,048	2,495	1,678	10,068	2,870
Mortgage loan servicing fees, net	(1,880)	(2,052)	334	8	(459)	(3,932)	(739)
Gain on sale of non-mortgage loans	107	104	250	462	216	211	543
Title insurance revenue	609	265	393	400	308	874	327
Net gain on sales of securities	-	-	-	-	206	-	206
Gain (loss) on sale of assets	(80)	(46)	1	1	(5)	(126)	(7)
Other	298	491	420	496	275	789	654

Total noninterest income	8,615	2,161	5,959	5,366	3,691	10,776	6,691

Noninterest expense
Salaries and employee benefits	6,419	5,427	6,142	5,715	5,305	11,846	10,207
Net occupancy expense	675	698	675	656	627	1,373	1,272
Equipment expense	780	700	764	688	665	1,480	1,376
Data processing fees	1,288	548	543	499	488	1,836	931
Professional fees	1,224	757	639	571	649	1,981	1,266
Marketing expense	141	208	171	239	246	349	485
Telephone and communication expense	122	115	121	118	112	237	227
Postage and delivery expense	96	115	86	89	81	211	165
State, local and other taxes	262	254	347	243	247	516	502
Employee expense	93	184	207	199	236	277	389
Other expenses	562	400	481	483	452	962	914
Total noninterest expense	11,662	9,406	10,176	9,500	9,108	21,068	17,734

Income before income tax expense	4,525	703	4,079	4,624	3,215	5,228	5,929
Income tax expense	870	22	721	862	588	892	1,076

Net income	$3,655	$681	$3,358	$3,762	$2,627	$4,336	$4,853

Preferred share dividends	-	-	230	233	243	-	487

Net income available to common shareholders	3,655	681	3,128	3,529	2,384	4,336	4,366

Common share data:
Basic earnings per common share	$0.47	$0.09	$0.48	$0.55	$0.37	$0.56	$0.68
Diluted earnings per common share	$0.47	$0.09	$0.42	$0.48	$0.33	$0.56	$0.61

Average shares outstanding (in thousands):
Basic:	7,708	7,756	6,445	6,397	6,454	7,750	6,469
Diluted:	7,708	7,756	7,799	7,876	7,967	7,750	7,982

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

		At and for the Three Months Ended				Six Months Ended
($ in thousands, except per share & ratios)	June	March	December	September	June	June	June
SUMMARY OF OPERATIONS	2020	2020	2019	2019	2019	2020	2019

Net interest income	$8,872	$8,548	$8,596	$9,058	$8,832	$17,420	$17,172
Tax-equivalent adjustment	37	42	41	43	44	79	87
Tax-equivalent net interest income	8,909	8,590	8,637	9,101	8,876	17,499	17,259
Provision for loan loss	1,300	600	300	300	200	1,900	200
Noninterest income	8,615	2,161	5,959	5,366	3,691	10,776	6,691
Total operating revenue	17,487	10,709	14,555	14,424	12,523	28,196	23,863
Noninterest expense	11,662	9,406	10,176	9,500	9,108	21,068	17,734
Pre-tax pre-provision income	5,825	1,303	4,379	4,924	3,415	7,128	6,129
Pretax income	4,525	703	4,079	4,624	3,215	5,228	5,929
Net income	3,655	681	3,358	3,762	2,627	4,336	4,853
Net income available to common shareholders	3,655	681	3,128	3,529	2,384	4,336	4,366

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.47	0.09	0.48	0.55	0.37	0.56	0.68
Diluted earnings per share	0.47	0.09	0.42	0.48	0.33	0.56	0.61
Common dividends	0.100	0.095	0.095	0.090	0.090	0.195	0.175
Book value per common share	17.97	17.64	17.53	17.28	16.89	17.97	16.89
Tangible book value per common share (TBV)	15.00	15.32	15.23	16.23	15.83	15.00	15.83
Fully converted TBV per common share	-	-	-	14.98	14.64	-	14.64
Market price per common share	16.62	11.12	19.69	16.72	16.46	16.62	16.46
Market price per preferred share	-	-	-	16.50	16.10	-	16.10
Market price to TBV	110.8%	72.6%	129.2%	103.0%	104.0%	110.8%	104.0%
Market price to fully converted TBV	-	-	-	111.6%	112.4%	-	112.4%
Market price to trailing 12 month EPS	11.4	8.4	13.0	11.5	12.1	11.4	12.1

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.25%	0.26%	1.28%	1.44%	1.03%	0.78%	0.96%
Pre-tax pre-provision ROAA	1.99%	0.49%	1.67%	1.89%	1.34%	1.28%	1.22%
Return on average equity	10.31%	1.99%	9.93%	11.24%	7.92%	6.22%	7.36%
Return on average tangible equity	11.91%	2.29%	12.83%	14.67%	10.41%	7.17%	9.65%
Efficiency ratio	66.68%	87.81%	69.90%	65.85%	72.71%	74.71%	74.30%
Earning asset yield	3.95%	4.32%	4.80%	4.98%	4.88%	4.13%	4.82%
Cost of interest bearing liabilities	0.89%	1.12%	1.42%	1.33%	1.28%	1.00%	1.24%
Net interest margin	3.30%	3.47%	3.68%	3.91%	3.86%	3.39%	3.83%
Tax equivalent effect	0.02%	0.01%	0.02%	0.02%	0.02%	0.01%	0.01%
Net interest margin, tax equivalent	3.32%	3.48%	3.70%	3.93%	3.88%	3.40%	3.84%
Non interest income/Average assets	2.95%	0.81%	2.27%	2.06%	1.45%	1.93%	1.33%
Non interest expense/Average assets	3.99%	3.54%	3.87%	3.64%	3.58%	3.78%	3.52%
Net noninterest expense/Average assets	-1.04%	-2.73%	-1.60%	-1.58%	-2.13%	-1.85%	-2.19%

ASSET QUALITY RATIOS:
Gross charge-offs	254	400	51	128	20	654	80
Recoveries	10	3	14	15	5	13	18
Net charge-offs	244	397	37	113	15	641	62
Nonaccruing loans/Total loans	0.72%	0.70%	0.67%	0.40%	0.38%	0.72%	0.38%
Nonperforming loans/Total loans	0.81%	0.79%	0.77%	0.50%	0.48%	0.81%	0.48%
Nonperforming assets/Loans & OREO	0.86%	0.80%	0.81%	0.56%	0.55%	0.86%	0.55%
Nonperforming assets/Total assets	0.64%	0.61%	0.64%	0.44%	0.43%	0.64%	0.43%
Allowance for loan loss/Nonperforming loans	136.45%	135.77%	137.35%	207.12%	211.89%	136.45%	211.89%
Allowance for loan loss/Total loans	1.11%	1.08%	1.06%	1.03%	1.02%	1.11%	1.02%
Net loan charge-offs/Average loans (ann.)	0.11%	0.19%	0.02%	0.05%	0.01%	0.15%	0.02%
Loan loss provision/Net charge-offs	532.79%	151.13%	810.81%	265.49%	1333.33%	296.41%	322.58%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	91.01%	96.17%	98.25%	97.10%	97.04%	91.01%	97.04%
Equity/ Assets	11.46%	12.49%	13.10%	12.87%	13.01%	11.46%	13.01%
Tangible equity/Tangible assets	9.75%	11.03%	11.59%	10.07%	10.10%	9.75%	10.10%
Tangible equity adjusted for conversion	-	-	-	11.36%	11.48%	-	11.48%
Common equity tier 1 ratio (Bank) 6/20 estimate	11.21%	12.17%	12.46%	12.07%	12.53%	11.21%	12.53%

END OF PERIOD BALANCES
Total assets	1,202,936	1,088,313	1,038,577	1,042,761	1,029,123	1,202,936	1,029,123
Total loans	901,548	830,764	825,510	823,367	814,509	901,548	814,509
Deposits	990,587	863,891	840,219	847,954	839,374	990,587	839,374
Stockholders equity	137,881	135,905	136,094	134,246	133,937	137,881	133,937
Goodwill and intangibles	22,813	17,830	17,832	17,834	17,836	22,813	17,836
Preferred equity	-	-	-	13,241	13,978	-	13,978
Tangible equity	115,068	118,075	118,262	103,171	102,123	115,068	102,123
Mortgage servicing portfolio	1,261,746	1,216,292	1,199,107	1,153,020	1,112,857	1,261,746	1,112,857
Wealth/Brokerage assets under care	495,025	427,129	507,670	484,295	479,442	495,025	479,442
Total assets under care	2,959,707	2,731,734	2,745,354	2,680,076	2,621,422	2,959,707	2,621,422
Full-time equivalent employees	254	253	252	247	250	254	250
Period end common shares outstanding	7,672	7,705	7,763	6,357	6,451	7,672	6,451
Period end outstanding (Series A Converted)	-	-	-	1,414	1,478	-	1,478
Market capitalization (all)	127,509	85,680	152,853	129,620	130,324	127,509	130,324

AVERAGE BALANCES
Total assets	1,169,030	1,061,365	1,051,071	1,043,791	1,016,493	1,115,527	1,008,559
Total earning assets	1,073,490	986,216	934,540	927,360	914,652	1,028,114	897,611
Total loans	898,216	832,975	828,108	829,699	804,716	865,595	790,080
Deposits	946,053	855,272	856,961	849,984	827,615	900,812	819,252
Stockholders equity	141,821	136,930	135,267	133,891	132,734	139,521	131,861
Goodwill and intangibles	19,066	17,831	17,833	17,835	17,837	18,537	17,359
Preferred equity	-	-	12,707	13,459	13,978	-	13,978
Tangible equity	122,755	119,099	104,727	102,597	100,919	120,984	100,524
Average basic shares outstanding	7,708	7,756	6,445	6,397	6,454	7,750	6,469
Average diluted shares outstanding	7,708	7,756	7,799	7,876	7,967	7,750	7,982

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended June 30, 2020 and 2019

	Three Months Ended Jun. 30, 2020			Three Months Ended Jun. 30, 2019
	Average		Average	Average		Average
($ in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

Assets
Taxable securities/Cash	$168,373	$510	1.21%	$100,768	$802	3.18%
Nontaxable securities	6,901	81	4.69%	9,168	94	4.10%
Loans, net	898,216	10,004	4.46%	804,716	10,255	5.10%
Total earning assets	1,073,490	10,595	3.95%	914,652	11,151	4.88%
Cash and due from banks	18,937			36,908
Allowance for loan losses	(9,369)			(8,232)
Premises and equipment	23,896			23,555
Other assets	62,076			49,610
Total assets	$1,169,030			$1,016,493

Liabilities
Savings, MMDA and interest bearing demand	$473,793	$1,220	1.03%	$422,327	$740	0.70%
Time deposits	251,482	334	0.53%	261,746	1,352	2.07%
Repurchase agreements & other	19,200	20	0.42%	13,645	17	0.50%
Advances from Federal Home Loan Bank	24,472	92	1.50%	16,000	100	2.50%
Trust preferred securities	10,310	62	2.41%	10,310	110	4.27%
Total interest bearing liabilities	779,257	1,728	0.89%	724,028	2,319	1.28%
Non interest bearing demand	220,778	-		143,542	-
Total funding	1,000,035		0.69%	867,570		1.07%
Other liabilities	27,174			16,189
Total liabilities	1,027,209			883,759
Equity	141,821			132,734

Total liabilities and equity	$1,169,030			$1,016,493

Net interest income		$8,867			$8,832

Net interest income as a percent of average interest-earning assets - GAAP measure			3.30%			3.86%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.32%			3.88%

	Six Months Ended Jun. 30, 2020			Six Months Ended Jun. 30, 2019
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$155,787	$1,202	1.54%	$98,203	$1,713	3.49%
Nontaxable securities	6,732	159	4.72%	9,328	192	4.12%
Loans, net	865,595	19,878	4.59%	790,080	19,744	5.00%
Total earning assets	1,028,114	21,239	4.13%	897,611	21,649	4.82%
Cash and due from banks	12,693			41,724
Allowance for loan losses	(9,118)			(8,258)
Premises and equipment	23,797			23,536
Other assets	60,041			53,946
Total assets	$1,115,527			$1,008,559

Liabilities
Savings, MMDA and interest bearing demand	$458,116	$2,303	1.01%	$422,494	$1,462	0.69%
Time deposits	252,912	1,131	0.89%	255,734	2,548	1.99%
Repurchase agreements & Other	20,868	48	0.46%	15,663	43	0.55%
Advances from Federal Home Loan Bank	20,302	192	1.89%	16,133	200	2.48%
Trust preferred securities	10,310	150	2.91%	10,310	224	4.35%
Total interest bearing liabilities	762,508	3,824	1.00%	720,334	4,477	1.24%
Non interest bearing demand	189,784		0.80%	141,024		1.04%
Total funding	952,292			861,358
Other liabilities	23,714			15,340
Total liabilities	976,006			876,698
Equity	139,521			131,861

Total liabilities and equity	$1,115,527			$1,008,559

Net interest income		$17,415			$17,172

Net interest income as a percent of average interest-earning assets - GAAP measure			3.39%			3.83%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.40%			3.84%

	Three Months Ended		Six Months Ended
Non-GAAP reconciliation ($ in thousands, except per share & ratios)	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019

Total Operating Revenue	$17,487	$12,523	$28,196	$23,863
Adjustment to (deduct)/add OMSR impairment*	1,088	690	3,300	1,398
Adjusted Total Operating Revenue	18,575	13,213	31,496	25,261

Total Operating Expense	$11,662	$9,108	$21,068	$17,734
Adjustment for merger expenses**	(1,241)	-	(1,241)	-
Adjusted Total Operating Expense	10,421	9,108	19,827	17,734

Income before Income Taxes	4,525	3,215	5,228	5,929
Adjustment for OMSR & merger expense	2,329	690	4,541	1,398
Adjusted Income before Income Taxes	6,854	3,905	9,769	7,327

Provision for Income Taxes	870	588	892	1,076
Adjustment for OMSR & merger expense***	489	145	954	294
Adjusted Provision for Income Taxes	1,359	733	1,846	1,371

Net Income	3,655	2,627	4,336	4,853
Adjustment for OMSR & merger expense	1,840	545	3,587	1,104
Adjusted Net Income	5,495	3,172	7,923	5,958

Diluted Earnings per Share	0.47	0.33	0.56	0.61
Adjustment for OMSR & merger expense	0.24	0.07	0.46	0.14
Adjusted Diluted Earnings per Share	$0.71	$0.40	$1.02	$0.75

Return on Average Assets	1.25%	1.03%	0.78%	0.96%
Adjustment for OMSR & merger expense	0.63%	0.05%	0.64%	0.11%
Adjusted Return on Average Assets	1.88%	1.09%	1.42%	1.07%

*	valuation adjustment to the Company’s mortgage servicing rights
**	transactions costs related to the Edon acquisition
***	tax effect is calculated using a 21% statutory federal corporate income tax rate